UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08603

Name of Fund: BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies

Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2015

Date of reporting period: 08/31/2014

Item 1 – Report to Stockholders

2

AUGUST 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for most risk assets such as equities and high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were relieved by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk with the expectation that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

However, asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained confidence in August and, although volatility ticked up, markets rebounded as low rates and an improving U.S. economy trumped full valuations and lingering geopolitical risks. Concurrently, a slowdown in Europe’s recovery fueled hopes for further monetary accommodation from the European Central Bank, driving global equities higher. Additionally, lower yields on European sovereign bonds made U.S. Treasuries more appealing by comparison, contributing to the persistence of low rates in the United States.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended August 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although the expensive U.S. small cap stocks lagged in 2014. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.84%	25.25%
U.S. small cap equities (Russell 2000® Index)	(0.06)	17.68
International equities (MSCI Europe, Australasia, Far East Index)	1.24	16.44
Emerging market equities (MSCI Emerging Markets Index)	14.52	19.98
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.35	7.07
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.74	5.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	10.55
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.89	10.57
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2014

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended August 31, 2014, the Fund returned 1.97% based on market price and 3.28% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 3.47% based on market price and 3.75% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Both the high yield bond and loan sectors exhibited favorable performance during the period. The Fund benefited from individual credit selection within both its high yield bond and loan allocations. The largest individual contributors were Caesars Entertainment Resorts Properties (gaming), First Data Corp. (software), La Quinta Intermediate Holdings (lodging), HD Supply, Inc. (construction materials), Amaya Holdings BV (communications equipment) and Texas Competitive Electric Holdings Co. LLC (electric equipment).

•

The Fund invests roughly half of its assets in high yield bonds and half in floating rate loan interests (bank loans), while most funds in the Lipper category invest primarily in high yield bonds. While the Fund’s allocation to bank loans did not detract from performance on an absolute basis, bank loans underperformed high yield bonds for the period.

Describe recent portfolio activity.

•

After five years of a favorable high yield market, pricing differentials between sectors have compressed. In this environment, the Fund’s investment decisions were focused on bottom-up security selection over top-down sector allocation. We continued to maintain a positive view on high yield and bank loan assets overall, but remained focused on purchasing income-oriented credit names with stable fundamentals and an attractive coupon rate as upside potential for price appreciation was limited. We selectively added risk in companies with positive growth catalysts or idiosyncratic characteristics. The Fund actively participated in the new-issue market, where the more appealing investment opportunities have been emerging. As we expect modest growth and improving economic conditions, the Fund modestly increased exposure to CCC-rated bonds and loans.

Describe portfolio positioning at period end.

•

At period end the Fund held 53% of its total portfolio in floating rate loan interests and 43% in corporate bonds, with the remainder invested in asset-backed securities, common stocks and other interests.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of August 31, 2014 ($4.01)[1]	7.48%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Economic Leverage as of August 31, 2014[3]	29%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]

The monthly distribution per common share, declared on October 1, 2014, was decreased to $0.024 per share. The current distribution rate on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 7.

Market Price and Net Asset Value Per Share Summary

	8/31/14	2/28/14	Change	High	Low
Market Price	$4.01	$4.08	(1.72)%	$4.19	$3.88
Net Asset Value	$4.42	$4.44	(0.45)%	$4.47	$4.37

Market Price and Net Asset Value History For the Past Five Years

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	5

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/14	2/28/14
Floating Rate Loan Interests	54%	53%
Corporate Bonds	43	44
Asset-Backed Securities	2	1
Common Stocks	1	1
Other Interests	—	1

Credit Quality Allocation[4]	8/31/14	2/28/14[5]
BBB/Baa	4%	5%
BB/Ba	40	39
B	44	45
CCC/Caa	7	6
N/R	5	5

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]	Information has been revised to conform to current year presentation.

6	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing costs of leverage are significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Fund’s NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of the Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

The Fund may utilize leverage through a credit facility as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	7

Consolidated Schedule of Investments August 31, 2014 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Chemicals — 0.1%
GEO Specialty Chemicals, Inc. (a)		481,806	$467,352
LyondellBasell Industries NV, Class A		26	2,973

			470,325
Diversified Consumer Services — 0.2%
Cengage Thomson Learning (a)		49,549	1,569,068
Diversified Financial Services — 0.6%
Kcad Holdings I Ltd. (a)		756,012,055	5,163,562
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,037	10,326
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		286,757	3
Health Care Providers & Services — 0.0%
HealthSouth Corp.		1,101	43,368
Media — 0.0%
Adelphia Recovery Trust (a)		396,568	833
Adept Communications Corp., Class A (a)		400,000	3,500

			4,333
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (a)		803,254	2,014,950
Ainsworth Lumber Co. Ltd. (a)(b)		695,930	1,734,544

			3,749,494
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)		1,707	65,241
Software — 0.3%
HMH Holdings/EduMedia (a)		147,998	2,841,562
Total Common Stocks — 1.7%			13,917,282

Asset-Backed Securities (b)(c)	Par (000)
ACAS CLO Ltd., Series 2013-1A, Class D, 3.83%, 4/20/25	USD	750	721,875
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3.70%, 7/15/26		450	428,310
ALM Loan Funding, Series 2013-7RA:
Class C, 3.68%, 4/24/24		1,310	1,252,205
Class D, 5.23%, 4/24/24		1,150	1,068,518
ALM XIV Ltd., Series 2014-14A:
Class B, 3.18%, 7/28/26		563	553,845
Class C, 3.68%, 7/28/26		713	676,305
Atlas Senior Loan Fund Ltd., 3.94%, 10/15/26 (d)		1,240	1,176,512
Atrium CDO Corp., Series 9A, Class D, 3.74%, 2/28/24		1,300	1,242,709
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 3.73%, 7/15/24		900	847,280
Asset-Backed Securities (b)(c)	Par (000)		Value
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class D, 4.73%, 1/20/25	USD	900	$902,998
Series 2013-1A, Class C, 4.23%, 2/14/25		250	245,188
CFIP CLO Ltd., Series 2013-1A, Class D, 3.98%, 4/20/24		1,500	1,417,614
CIFC Funding Ltd., Series 2014-3A, Class D, 3.55%, 7/22/26		250	233,817
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.23%, 4/20/23		1,170	1,160,948
Galaxy CLO Ltd., Series 2014-18A, Class C1, 3.23%, 10/15/26		625	612,500
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.73%, 10/23/25		555	529,380
Octagon Investment Partners XX Ltd., Series 2014-1A, Class D, 3.89%, 8/12/26		350	335,965
OZLM Funding Ltd., Series 2012-2A, Class C, 4.59%, 10/30/23		500	501,371
OZLM VII Ltd., Series 2014-7A, Class C, 3.86%, 7/17/26		500	470,215
Regatta Funding LP, Series 2013-2A, Class C, 4.23%, 1/15/25		750	729,750
Symphony CLO Ltd., Series 2012-10A, Class D, 5.48%, 7/23/23		650	650,897
Total Asset-Backed Securities — 1.9%			15,758,202

Corporate Bonds
Aerospace & Defense — 0.7%
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)		1,017	1,006,830
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		1,150	1,250,625
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		347	378,230
Transdigm, Inc. (b):
6.00%, 7/15/22		2,205	2,243,587
6.50%, 7/15/24		1,030	1,055,750

			5,935,022
Airlines — 1.3%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (b)		712	740,872
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		3,195	3,306,825
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		2,390	2,533,400
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		256	289,532
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		95	96,010
Series 2013-1, Class B, 5.38%, 5/15/23		2,325	2,400,562
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (b)		1,229	1,284,286

			10,651,487

Portfolio Abbreviations

CAD	Canadian Dollar	EUR	Euro	PIK	Payment-In-Kind
CLO	Collateralized Loan Obligation	GBP	British Pound	USD	U.S. Dollar
DIP	Debtor-In-Possession	OTC	Over-the-Counter

See Notes to Consolidated Financial Statements.

8	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Auto Components — 1.5%
Affinia Group, Inc., 7.75%, 5/01/21	USD	1,200	$1,236,000
Autodis SA, 6.50%, 2/01/19	EUR	100	137,394
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	100	174,731
Dana Holding Corp., 6.75%, 2/15/21	USD	180	192,150
Delphi Corp., 6.13%, 5/15/21		380	419,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		145	145,906
4.88%, 3/15/19		4,609	4,735,747
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	569	1,048,535
5.63%, 2/01/23 (b)	USD	425	448,375
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (b)		216	230,580
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	100	139,673
Schaeffler Holding Finance BV:
2.75%, 5/15/19		495	652,130
6.88%, (6.88% Cash or 7.63% PIK), 8/15/18 (b)(e)	USD	1,195	1,259,231
6.88% (6.88% Cash), 8/15/18 (e)	EUR	385	533,188
Titan International, Inc., 6.88%, 10/01/20	USD	610	613,050
Venture Holdings Co. LLC (a)(f):
12.00%, 7/01/49		5,150	1
Series B, 9.50%, 7/01/05		5,125	1

			11,966,592
Auto Parts — 0.0%
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		280	308,700
Automobiles — 0.7%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8.00%, 6/15/19		1,341	1,442,447
8.25%, 6/15/21		1,440	1,609,200
Ford Motor Co., 4.25%, 11/15/16 (g)		478	967,353
General Motors Co.:
4.88%, 10/02/23		495	529,650
6.25%, 10/02/43		1,345	1,577,012

			6,125,662
Banks — 0.8%
Banco Espirito Santo SA:
2.63%, 5/08/17	EUR	100	123,534
4.75%, 1/15/18		200	263,682
4.00%, 1/21/19		100	129,255
CIT Group, Inc.:
5.00%, 5/15/17	USD	950	1,003,438
5.25%, 3/15/18		1,434	1,530,795
6.63%, 4/01/18 (b)		295	328,925
5.50%, 2/15/19 (b)		3,099	3,343,046
Lloyds Bank PLC, 11.88%, 12/16/21 (c)	EUR	12	19,385

			6,742,060
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17	USD	87	97,762
Building Products — 0.9%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		210	213,675
BMBG Bond Finance SCA, 5.20%, 10/15/20 (c)	EUR	245	326,296
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)	USD	639	667,755
Corporate Bonds	Par (000)		Value
Building Products (concluded)
Building Materials Corp. of America, 6.75%, 5/01/21 (b)	USD	920	$986,700
Cemex Finance LLC, 6.00%, 4/01/24 (b)		1,290	1,341,600
Cemex SAB de CV, 5.88%, 3/25/19 (b)		260	272,350
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		740	777,000
Ply Gem Industries, Inc., 6.50%, 2/01/22 (b)		1,755	1,737,450
USG Corp., 9.75%, 1/15/18		980	1,153,950

			7,476,776
Capital Markets — 0.5%
American Capital Ltd., 6.50%, 9/15/18 (b)		1,070	1,123,500
Blackstone CQP Holdco LP, 2.32%, 3/18/19		1,180	1,204,064
E*Trade Financial Corp. (g)(h):
0.00%, 8/31/19 (b)		593	1,280,509
Series A, 0.00%, 8/31/19		100	215,938

			3,824,011
Chemicals — 2.4%
Ashland, Inc., 3.88%, 4/15/18		730	747,337
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV:
5.75%, 2/01/21	EUR	100	139,279
7.38%, 5/01/21 (b)	USD	151	164,590
Axiall Corp., 4.88%, 5/15/23		39	39,049
Celanese US Holdings LLC, 5.88%, 6/15/21		324	355,590
Chemtura Corp., 5.75%, 7/15/21		221	229,840
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15 (b)		6,039	15,219,313
Huntsman International LLC:
4.88%, 11/15/20		40	40,800
8.63%, 3/15/21		1,195	1,311,512
5.13%, 4/15/21	EUR	428	590,208
INEOS Group Holdings SA:
6.13%, 8/15/18 (b)	USD	740	764,050
6.50%, 8/15/18	EUR	124	169,685
5.75%, 2/15/19		151	204,359
LSB Industries, Inc., 7.75%, 8/01/19	USD	331	361,617
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		30	30,150
PolyOne Corp., 7.38%, 9/15/20		80	86,200
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		610	634,400

			21,087,979
Commercial Services & Supplies — 1.9%
ADS Waste Holdings, Inc., 8.25%, 10/01/20		267	284,355
The ADT Corp., 3.50%, 7/15/22		75	66,938
ARAMARK Corp., 5.75%, 3/15/20		1,599	1,674,952
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.98%, 12/01/17 (c)		190	189,050
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK),12/01/18 (e)	EUR	100	142,202
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)	USD	498	517,920
Covanta Holding Corp., 6.38%, 10/01/22		1,305	1,399,613
Mobile Mini, Inc., 7.88%, 12/01/20		1,110	1,198,800
Modular Space Corp., 10.25%, 1/31/19 (b)		1,955	2,028,312
United Rentals North America, Inc.:
5.75%, 7/15/18		1,389	1,461,923
7.38%, 5/15/20		760	828,400

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Commercial Services & Supplies (concluded)
United Rentals North America, Inc. (concluded):
8.25%, 2/01/21	USD	165	$181,500
7.63%, 4/15/22		4,903	5,503,617

			15,477,582
Communications Equipment — 1.0%
Alcatel-Lucent USA, Inc. (b):
4.63%, 7/01/17		645	654,675
6.75%, 11/15/20		1,920	2,030,400
Avaya, Inc., 7.00%, 4/01/19 (b)		719	715,405
Brocade Communications Systems, Inc., 6.88%, 1/15/20		175	183,641
CommScope, Inc. (b):
5.00%, 6/15/21		265	268,975
5.50%, 6/15/24		272	276,760
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		2,688	2,899,680
10.13%, 7/01/20		1,206	1,371,825

			8,401,361
Construction & Engineering — 0.3%
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		205	216,788
Novafives SAS:
4.21%, 6/30/20 (c)	EUR	115	151,784
4.50%, 6/30/21		100	133,300
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)	USD	1,925	2,026,062
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		350	346,500

			2,874,434
Construction Materials — 1.4%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		117	122,557
HD Supply, Inc.:
8.13%, 4/15/19		6,505	7,090,450
11.00%, 4/15/20		786	909,795
7.50%, 7/15/20		3,069	3,299,175
Kerneos Tech Group SAS:
5.06%, 3/01/21 (c)	EUR	100	132,984
5.75%, 3/01/21		104	142,117
Officine MaccaFerri SpA, 5.75%, 6/01/21		180	240,177

			11,937,255
Consumer Finance — 0.1%
IVS F. SpA, 7.13%, 4/01/20		275	386,659
Springleaf Finance Corp.:
7.75%, 10/01/21	USD	37	41,995
8.25%, 10/01/23		68	78,710

			507,364
Containers & Packaging — 0.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (b)		465	460,350
4.25%, 1/15/22	EUR	370	480,084
Ball Corp., 6.75%, 9/15/20	USD	635	668,338
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 6/15/17 (b)		727	737,905
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		715	763,263
Corporate Bonds	Par (000)		Value
Containers & Packaging (concluded)
Crown European Holdings SA, 4.00%, 7/15/22	EUR	320	$435,390
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	135	140,738
Sealed Air Corp. (b):
6.50%, 12/01/20		120	132,000
8.38%, 9/15/21		60	67,500
SGD Group SAS, 5.63%, 5/15/19	EUR	100	133,384
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)	USD	200	207,500

			4,226,452
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17		938	989,590
Diversified Consumer Services — 0.2%
APX Group, Inc.:
6.38%, 12/01/19		121	122,815
8.75%, 12/01/20		254	252,730
Garda World Security Corp., 7.25%, 11/15/21 (b)		199	203,726
Laureate Education, Inc., 9.25%, 9/01/19 (b)		715	732,875
Service Corp. International, 4.50%, 11/15/20		307	305,849

			1,617,995
Diversified Financial Services — 3.8%
Aircastle Ltd., 6.25%, 12/01/19		571	618,108
Ally Financial, Inc.:
8.30%, 2/12/15		4,150	4,274,500
6.25%, 12/01/17		30	33,038
8.00%, 3/15/20		60	72,900
7.50%, 9/15/20		2,540	3,038,475
8.00%, 11/01/31		5,588	7,226,242
Bank of America Corp.:
4.50%, 4/01/15		375	383,572
6.05%, 5/16/16		325	351,433
6.50%, 8/01/16		410	450,655
5.63%, 10/14/16		100	109,061
CE Energy AS, 7.00%, 2/01/21	EUR	175	238,851
Co-Operative Group Holdings, 6.88%, 7/08/20 (i)	GBP	130	230,387
General Motors Financial Co., Inc., 4.25%, 5/15/23	USD	101	103,146
Jefferies Finance LLC/JFIN Co-Issuer Corp. (b):
7.38%, 4/01/20		825	862,125
6.88%, 4/15/22		716	717,790
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		3,290	3,417,488
9.00%, 4/15/19		969	1,017,450
7.88%, 8/15/19		180	194,850
9.88%, 8/15/19		1,032	1,144,230
5.75%, 10/15/20		6,198	6,476,910
6.88%, 2/15/21		266	284,953
8.25%, 2/15/21		169	184,421

			31,430,585
Diversified Telecommunication Services — 2.0%
CenturyLink, Inc.:
6.45%, 6/15/21		240	262,800
Series V, 5.63%, 4/01/20		1,153	1,219,297
Level 3 Communications, Inc., 8.88%, 6/01/19		670	723,600
Level 3 Financing, Inc.:
3.82%, 1/15/18 (b)(c)		646	649,230

See Notes to Consolidated Financial Statements.

10	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Level 3 Financing, Inc. (concluded):
8.13%, 7/01/19	USD	6,980	$7,555,850
7.00%, 6/01/20		524	564,610
8.63%, 7/15/20		188	208,210
6.13%, 1/15/21 (b)		1,217	1,283,935
Telecom Italia SpA:
6.13%, 11/15/16 (g)	EUR	500	781,472
6.38%, 6/24/19	GBP	200	360,677
4.88%, 9/25/20	EUR	235	338,819
4.50%, 1/25/21		330	467,281
5.88%, 5/19/23	GBP	300	523,872
Telefonica SA, Series TIT, 6.00%, 7/24/17 (g)	EUR	200	268,650
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		319	454,778
6.75%, 8/15/24		322	473,224
Windstream Corp.:
7.88%, 11/01/17	USD	142	161,525
7.75%, 10/15/20		37	39,868
6.38%, 8/01/23		10	10,025

			16,347,723
Electric Utilities — 0.3%
ContourGlobal Power Holdings SA, 7.13%, 6/01/19 (b)		897	903,727
Homer City Generation LP:
8.14%, 10/01/19		250	267,500
8.73%, 10/01/26		488	517,280
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		431	464,026

			2,152,533
Energy Equipment & Services — 1.3%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		2,281	2,423,562
CGG SA, 7.75%, 5/15/17		19	19,238
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		18	18,585
GrafTech International Ltd., 6.38%, 11/15/20		150	155,250
MEG Energy Corp. (b):
6.50%, 3/15/21		2,727	2,876,985
7.00%, 3/31/24		623	677,512
Peabody Energy Corp.:
6.00%, 11/15/18		1,821	1,875,630
6.25%, 11/15/21		1,072	1,067,980
Precision Drilling Corp.:
6.63%, 11/15/20		190	201,400
5.25%, 11/15/24 (b)		641	641,000
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)		577	605,850

			10,562,992
Food & Staples Retailing — 0.1%
Labeyrie Fine Foods SAS, 5.63%, 3/15/21	EUR	105	143,483
Premier Foods Finance PLC, 5.56%, 3/15/20 (c)	GBP	145	234,704
R&R Ice Cream PLC, 9.25%, (9.25% Cash or 10.00% PIK), 5/15/18 (e)	EUR	200	268,440
Rite Aid Corp.:
9.25%, 3/15/20	USD	435	487,200
6.75%, 6/15/21		72	76,410

			1,210,237
Corporate Bonds	Par (000)		Value
Food Products — 0.4%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)	USD	200	$211,130
Boparan Finance PLC:
5.25%, 7/15/19	GBP	100	158,991
4.38%, 7/15/21	EUR	110	138,762
5.50%, 7/15/21	GBP	145	228,409
Findus Bondco SA:
9.13%, 7/01/18	EUR	233	332,173
9.50%, 7/01/18	GBP	200	358,593
Smithfield Foods, Inc.:
5.88%, 8/01/21 (b)	USD	257	274,990
6.63%, 8/15/22		849	933,900
Univeg Holding BV, 7.88%, 11/15/20	EUR	200	260,162

			2,897,110
Gas Utilities — 0.2%
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 7.88%, 10/15/18	USD	1,665	1,737,844
Health Care Equipment & Supplies — 0.7%
3AB Optique Development SAS, 5.63%, 4/15/19	EUR	215	272,612
Biomet, Inc., 6.50%, 10/01/20	USD	1,889	2,014,146
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		480	510,000
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (b)		1,495	1,622,075
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		410	434,600
IDH Finance PLC, 6.00%, 12/01/18	GBP	103	177,835
Teleflex, Inc., 6.88%, 6/01/19	USD	830	877,725

			5,908,993
Health Care Providers & Services — 3.1%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22 (b)		295	297,950
Amsurg Corp., 5.63%, 7/15/22 (b)		1,248	1,276,080
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19		1,215	1,284,863
Care UK Health & Social Care PLC, 0.00%, 7/15/19	GBP	234	378,763
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	USD	776	807,040
6.88%, 2/01/22 (b)		2,379	2,527,687
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	200	276,083
Crown Newco 3 PLC, 7.00%, 2/15/18	GBP	194	335,596
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24	USD	1,347	1,366,363
HCA Holdings, Inc., 7.75%, 5/15/21		431	469,790
HCA, Inc.:
3.75%, 3/15/19		1,048	1,055,860
6.50%, 2/15/20		2,254	2,521,663
5.88%, 3/15/22		1,148	1,248,450
4.75%, 5/01/23		523	527,576
5.00%, 3/15/24		450	458,438
Hologic, Inc., 6.25%, 8/01/20		1,933	2,039,315
Kindred Healthcare, Inc., 6.38%, 4/15/22 (b)		229	231,290
Priory Group No. 3 PLC, 7.00%, 2/15/18 (b)	GBP	308	532,802
Symbion, Inc., 8.00%, 6/15/16	USD	125	130,156
Tenet Healthcare Corp.:
6.25%, 11/01/18		607	661,630

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Tenet Healthcare Corp. (concluded):
5.00%, 3/01/19 (b)	USD	1,124	$1,138,050
4.75%, 6/01/20		1,190	1,210,825
6.00%, 10/01/20		1,478	1,603,630
4.50%, 4/01/21		24	24,060
4.38%, 10/01/21		1,386	1,375,605
8.13%, 4/01/22		1,262	1,452,878

			25,232,443
Home Building — 0.1%
Weyerhaeuser Real Estate Co. (b):
4.38%, 6/15/19		615	615,000
5.88%, 6/15/24		420	428,400

			1,043,400
Hotels, Restaurants & Leisure — 2.3%
Caesars Entertainment Operating Co., Inc., 9.00%, 2/15/20		7,014	5,616,052
Carlson Travel Holdings, Inc., 7.50%, (7.50% Cash or 8.25% PIK), 8/15/19 (b)(e)		204	209,610
CDW LLC/CDW Finance Corp., 6.00%, 8/15/22		345	363,544
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	2,575	3,501,841
Gamenet SpA, 7.25%, 8/01/18		110	148,885
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18	USD	391	405,663
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (b)		595	609,875
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	495	736,584
MCE Finance Ltd., 5.00%, 2/15/21 (b)	USD	352	350,240
MGM Resorts International, 6.63%, 12/15/21		1,515	1,685,437
Sabre, Inc., 8.50%, 5/15/19 (b)		526	575,313
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		842	852,525
Snai SpA, 7.63%, 6/15/18	EUR	245	346,866
Station Casinos LLC, 7.50%, 3/01/21	USD	1,618	1,747,440
Travelport LLC/Travelport Holdings, Inc., 6.35%, 3/01/16 (b)(c)		900	899,507
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(f)		800	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	368	643,010
Vougeot Bidco PLC, 7.88%, 7/15/20		103	178,697
Wynn Macau Ltd., 5.25%, 10/15/21 (b)	USD	516	525,030

			19,396,119
Household Durables — 1.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (b)		556	549,050
Beazer Homes USA, Inc.:
6.63%, 4/15/18		1,125	1,189,688
5.75%, 6/15/19		646	641,155
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		1,000	1,061,250
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		285	295,331
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)		2,300	2,472,500
KB Home, 7.25%, 6/15/18		965	1,061,500
The Ryland Group, Inc., 6.63%, 5/01/20		130	139,100
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	353	517,192
Corporate Bonds	Par (000)		Value
Household Durables (concluded)
Standard Pacific Corp.:
10.75%, 9/15/16	USD	565	$658,225
8.38%, 1/15/21		3,005	3,530,875
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		749	756,490

			12,872,356
Household Products — 0.1%
Ontex IV SA, 9.00%, 4/15/19	EUR	317	447,024
Spectrum Brands, Inc.:
6.38%, 11/15/20	USD	315	338,625
6.63%, 11/15/22		375	405,938

			1,191,587
Independent Power and Renewable Electricity Producers — 1.2%
Baytex Energy Corp. (b):
5.13%, 6/01/21		210	210,263
5.63%, 6/01/24		74	74,000
Calpine Corp.:
6.00%, 1/15/22 (b)		256	275,840
5.38%, 1/15/23		1,355	1,368,550
5.88%, 1/15/24 (b)		531	568,170
5.75%, 1/15/25		1,433	1,447,330
NRG Energy, Inc.:
7.63%, 1/15/18		2,308	2,598,808
6.25%, 5/01/24 (b)		661	682,483
NRG REMA LLC:
Series B, 9.24%, 7/02/17		69	73,547
Series C, 9.68%, 7/02/26		746	813,140
QEP Resources, Inc., 5.38%, 10/01/22		1,590	1,627,762

			9,739,893
Insurance — 0.3%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		747	795,555
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		329	352,030
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (b)		184	193,660
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		725	773,937
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	150	256,613
TMF Group Holding BV, 9.88%, 12/01/19	EUR	300	426,784

			2,798,579
Internet Software & Services — 0.2%
IAC/InterActiveCorp, 4.88%, 11/30/18	USD	700	726,250
Interactive Data Corp., 5.88%, 4/15/19 (b)		910	906,588

			1,632,838
IT Services — 2.0%
Ceridian Corp., 8.88%, 7/15/19 (b)		4,660	5,219,200
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		835	953,988
Ceridian LLC/Comdata, Inc., 8.13%, 11/15/17 (b)		805	815,868
Epicor Software Corp., 8.63%, 5/01/19		720	772,200
First Data Corp.:
7.38%, 6/15/19 (b)		3,123	3,333,802
8.88%, 8/15/20 (b)		195	212,550
6.75%, 11/01/20 (b)		1,307	1,414,827
11.75%, 8/15/21		515	608,988

See Notes to Consolidated Financial Statements.

12	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
IT Services (concluded)
SunGard Data Systems, Inc.:
7.38%, 11/15/18	USD	280	$292,600
6.63%, 11/01/19		1,845	1,932,637
WEX, Inc., 4.75%, 2/01/23 (b)		601	576,960

			16,133,620
Machinery — 0.1%
Amsted Industries, Inc., 5.00%, 3/15/22 (b)		372	374,790
Galapagos Holding SA, 7.00%, 6/15/22	EUR	110	141,379
Galapagos SA, 5.38%, 6/15/21		100	132,709
SPX Corp., 6.88%, 9/01/17	USD	65	71,663

			720,541
Media — 5.9%
Adria Bidco BV, 7.88%, 11/15/20	EUR	100	140,494
Altice Financing SA, 6.50%, 1/15/22 (b)	USD	840	884,100
Altice SA:
7.25%, 5/15/22	EUR	490	682,678
7.75%, 5/15/22 (b)	USD	1,295	1,375,937
AMC Networks, Inc.:
7.75%, 7/15/21		1,005	1,109,269
4.75%, 12/15/22		86	87,075
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (b):
5.25%, 2/15/22		130	132,925
5.63%, 2/15/24		200	206,000
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		320	340,000
5.25%, 9/30/22		278	282,170
5.13%, 2/15/23		50	49,750
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)		669	—
Cinemark USA, Inc., 5.13%, 12/15/22		44	44,715
Clear Channel Communications, Inc.:
9.00%, 12/15/19		450	465,750
9.00%, 3/01/21		906	939,975
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		1,364	1,459,480
6.50%, 11/15/22		5,061	5,409,215
Columbus International, Inc., 7.38%, 3/30/21 (b)		1,695	1,845,431
DISH DBS Corp., 4.25%, 4/01/18		1,460	1,494,675
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)		333	352,980
Gannett Co., Inc.:
5.13%, 10/15/19 (b)		215	220,375
5.13%, 7/15/20		237	242,333
6.38%, 10/15/23 (b)		330	350,625
Gray Television, Inc., 7.50%, 10/01/20		557	587,635
Inmarsat Finance PLC, 4.88%, 5/15/22 (b)		1,000	1,002,500
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		2,544	2,722,080
5.50%, 8/01/23		3,422	3,409,167
Intelsat Luxembourg SA, 6.75%, 6/01/18		575	602,313
Level 3 Escrow II, Inc., 5.38%, 8/15/22 (b)		3,395	3,411,975
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		232	249,980
The McClatchy Co., 9.00%, 12/15/22		350	393,750
MDC Partners, Inc., 6.75%, 4/01/20 (b)		836	873,620
Corporate Bonds	Par (000)		Value
Media (concluded)
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)	USD	265	$273,613
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		538	552,795
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		410	414,100
Numericable Group SA:
4.88%, 5/15/19 (b)		2,180	2,207,250
5.38%, 5/15/22	EUR	135	188,009
6.00%, 5/15/22 (b)	USD	1,885	1,941,550
5.63%, 5/15/24	EUR	295	410,395
6.25%, 5/15/24 (b)	USD	630	649,687
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)		261	271,440
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		420	448,350
Sinclair Television Group, Inc., 5.63%, 8/01/24 (b)		476	474,810
Sirius XM Holdings, Inc. (b):
4.25%, 5/15/20		141	138,180
5.75%, 8/01/21		464	482,560
Sterling Entertainment Corp., 10.00%, 12/15/19		1,300	1,326,000
Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/01/19 (b)		865	940,687
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19	EUR	1,917	2,141,503
5.50%, 1/15/23 (b)	USD	1,270	1,298,575
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	150	222,222
Univision Communications, Inc. (b):
8.50%, 5/15/21	USD	1,820	1,992,900
5.13%, 5/15/23		85	89,038
VTR Finance BV, 6.88%, 1/15/24 (b)		1,036	1,111,110

			48,943,746
Metals & Mining — 2.1%
ArcelorMittal, 6.13%, 6/01/18		857	933,059
Commercial Metals Co., 4.88%, 5/15/23		1,135	1,112,300
Constellium NV:
4.63%, 5/15/21	EUR	235	321,129
5.75%, 5/15/24 (b)	USD	439	456,560
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	405	545,454
Global Brass & Copper, Inc., 9.50%, 6/01/19	USD	740	831,575
Kaiser Aluminum Corp., 8.25%, 6/01/20		550	613,938
New Gold, Inc., 6.25%, 11/15/22 (b)		63	66,150
Novelis, Inc., 8.75%, 12/15/20		4,248	4,699,350
Peabody Energy Corp., 6.50%, 9/15/20		737	741,606
Perstorp Holding AB, 8.75%, 5/15/17 (b)		410	437,675
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17		393	418,545
Steel Dynamics, Inc., 6.38%, 8/15/22		595	636,650
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	495	680,317
Vedanta Resources PLC, 8.25%, 6/07/21 (b)	USD	200	225,000
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		4,197	4,532,760

			17,252,068
Multiline Retail — 0.3%
Debenhams PLC, 5.25%, 7/15/21	GBP	280	460,194
Dufry Finance SCA, 4.50%, 7/15/22	EUR	160	219,362

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Multiline Retail (concluded)
Hema Bondco I BV, 6.25%, 6/15/19	EUR	350	$464,198
The Neiman Marcus Group Ltd. (b):
8.00%, 10/15/21	USD	750	809,063
8.75% (8.75% Cash or 9.50% PIK), 10/15/21 (e)		150	163,125

			2,115,942
Oil, Gas & Consumable Fuels — 7.6%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		100	108,750
4.88%, 5/15/23		2,370	2,494,425
4.88%, 3/15/24		262	275,493
American Energy-Permian Basin LLC/AEPB Finance Corp. (b):
7.13%, 11/01/20		415	402,550
7.38%, 11/01/21		355	346,125
Antero Resources Finance Corp., 5.38%, 11/01/21		888	914,640
Athlon Holdings LP/Athlon Finance Corp.:
7.38%, 4/15/21		224	243,040
6.00%, 5/01/22 (b)		287	295,610
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		200	210,000
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		100	107,000
Chaparral Energy, Inc., 7.63%, 11/15/22		330	354,338
Chesapeake Energy Corp.:
6.63%, 8/15/20		909	1,047,622
6.88%, 11/15/20		451	523,160
6.13%, 2/15/21		104	117,780
5.75%, 3/15/23		2,280	2,545,050
Cimarex Energy Co., 4.38%, 6/01/24		254	264,478
Concho Resources, Inc.:
7.00%, 1/15/21		40	43,500
5.50%, 4/01/23		2,390	2,551,325
CONSOL Energy, Inc., 5.88%, 4/15/22 (b)		4,037	4,218,665
Continental Resources, Inc., 4.50%, 4/15/23		29	31,317
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22		57	58,995
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		740	764,050
Denbury Resources, Inc., 4.63%, 7/15/23		1,555	1,500,575
El Paso LLC:
7.80%, 8/01/31		143	177,320
7.75%, 1/15/32		684	856,710
Energy Transfer Equity LP, 5.88%, 1/15/24		1,825	1,927,656
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		120	127,200
7.75%, 6/15/19		1,537	1,606,165
6.88%, 3/15/24 (b)		343	349,003
EnQuest PLC, 7.00%, 4/15/22 (b)		528	530,640
Enterprise Products Operating LLC, 3.70%, 6/01/15		500	511,495
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		525	553,875
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		55	56,925
Halcon Resources Corp.:
8.88%, 5/15/21		1,962	2,065,005
9.25%, 2/15/22		60	64,425
Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Hilcorp Energy I LP/Hilcorp Finance Co. (b):
7.63%, 4/15/21	USD	1,274	$1,372,735
5.00%, 12/01/24		641	639,397
Kinder Morgan, Inc. (b):
5.00%, 2/15/21		358	383,060
5.63%, 11/15/23		363	400,207
Kodiak Oil & Gas Corp., 5.50%, 2/01/22		27	28,485
Laredo Petroleum, Inc., 7.38%, 5/01/22		595	651,525
Lightstream Resources Ltd., 8.63%, 2/01/20 (b)		266	275,310
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		16	16,470
6.25%, 11/01/19		100	103,250
8.63%, 4/15/20		2,898	3,093,615
7.75%, 2/01/21		490	521,850
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		34	36,550
4.50%, 7/15/23		10	10,163
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		430	446,125
NGPL PipeCo LLC, 9.63%, 6/01/19 (b)		435	475,237
Northern Oil and Gas, Inc., 8.00%, 6/01/20		372	390,600
Oasis Petroleum, Inc.:
7.25%, 2/01/19		495	519,750
6.50%, 11/01/21		555	592,462
Pacific Drilling SA, 5.38%, 6/01/20 (b)		748	729,300
PDC Energy, Inc., 7.75%, 10/15/22		510	558,450
Petrobras International Finance Co., 6.88%, 1/20/40		25	28,138
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		210	221,550
Range Resources Corp.:
6.75%, 8/01/20		874	935,180
5.75%, 6/01/21		277	295,698
5.00%, 8/15/22		10	10,638
5.00%, 3/15/23		23	24,438
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23		1,698	1,710,735
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)		198	212,850
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.63%, 7/15/22 (b)		464	473,280
Rosetta Resources, Inc., 5.63%, 5/01/21		479	490,376
Sabine Pass Liquefaction LLC:
6.25%, 3/15/22 (b)		104	112,840
5.63%, 4/15/23		938	975,520
5.63%, 4/15/23 (b)		3,024	3,144,960
5.75%, 5/15/24 (b)		562	584,480
Sabine Pass LNG LP, 7.50%, 11/30/16		4,940	5,366,075
Sanchez Energy Corp., 6.13%, 1/15/23 (b)		838	867,330
SandRidge Energy, Inc.:
8.75%, 1/15/20		91	95,550
7.50%, 3/15/21		250	262,500
7.50%, 2/15/23		1,082	1,125,280
Seventy Seven Energy, Inc., 6.50%, 7/15/22 (b)		318	327,540
SM Energy Co., 6.63%, 2/15/19		109	113,905
Southern Star Central Corp., 5.13%, 7/15/22 (b)		1,155	1,169,437
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.:
7.50%, 7/01/21		798	877,800
5.50%, 8/15/22		834	850,680

See Notes to Consolidated Financial Statements.

14	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20	USD	150	$157,125
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)		525	542,062
Whiting Petroleum Corp., 5.00%, 3/15/19		1,786	1,884,230

			62,349,645
Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	6,877
NewPage Corp., 11.38%, 12/31/14 (a)(f)		2,882	—
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	115	149,971

			156,848
Pharmaceuticals — 1.3%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (b)(e)	USD	171	174,848
Endo Finance LLC/Endo Finco, Inc. (b):
7.25%, 1/15/22		145	157,144
5.38%, 1/15/23		285	284,287
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22 (b)		937	962,767
Jaguar Holding Co. I, 9.38%, (9.38% Cash or 10.13% PIK), 10/15/17 (b)(e)		330	339,487
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		125	135,938
Mallinckrodt International Finance SA, 5.75%, 8/01/22 (b)		1,020	1,041,675
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (b)		173	187,705
Valeant Pharmaceuticals International, Inc. (b):
6.75%, 8/15/18		1,221	1,306,470
7.00%, 10/01/20		1,150	1,221,875
6.38%, 10/15/20		760	795,150
7.50%, 7/15/21		1,890	2,060,100
5.63%, 12/01/21		661	671,741
7.25%, 7/15/22		1,010	1,080,700

			10,419,887
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20		380	408,500
Real Estate Investment Trusts (REITs) — 0.4%
Felcor Lodging LP:
6.75%, 6/01/19		1,703	1,796,665
5.63%, 3/01/23		377	381,712
iStar Financial, Inc.:
4.00%, 11/01/17		535	532,325
5.00%, 7/01/19		375	375,000
Rayonier AM Products, Inc., 5.50%, 6/01/24 (b)		80	78,400

			3,164,102
Real Estate Management & Development — 1.1%
Lennar Corp., 4.75%, 11/15/22		110	108,350
Realogy Corp. (b):
7.63%, 1/15/20		3,446	3,756,140
9.00%, 1/15/20		214	239,145
Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, 4/15/19 (b)		1,687	1,687,000
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		245	254,800
RPG Byty Sro, 6.75%, 5/01/20	EUR	260	351,876
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19	USD	2,730	2,948,400

			9,345,711
Corporate Bonds	Par (000)		Value
Road & Rail — 1.0%
EC Finance PLC, 5.13%, 7/15/21	EUR	215	$287,339
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)	USD	2,225	2,347,375
The Hertz Corp.:
7.50%, 10/15/18		1,555	1,623,031
7.38%, 1/15/21		3,507	3,752,490
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		350	357,875

			8,368,110
Semiconductors & Semiconductor Equipment — 0.4%
Micron Technology, Inc., 5.50%, 2/01/25 (b)		1,035	1,047,937
NXP BV/NXP Funding LLC (b):
3.75%, 6/01/18		1,040	1,045,200
5.75%, 2/15/21		1,020	1,071,000

			3,164,137
Software — 1.1%
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (b)(e)		918	934,065
Infor US, Inc.:
11.50%, 7/15/18		927	1,039,399
9.38%, 4/01/19		4,345	4,779,500
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		2,270	2,281,350

			9,034,314
Specialty Retail — 0.4%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		130	142,350
House of Fraser Funding PLC, 8.88%, 8/15/18 (b)	GBP	100	176,846
L Brands, Inc., 8.50%, 6/15/19	USD	320	385,600
Magnolia BC SA, 9.00%, 8/01/20	EUR	220	291,254
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	100	175,976
Party City Holdings, Inc., 8.88%, 8/01/20	USD	410	452,025
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75% (8.75% Cash or 9.50% PIK), 8/15/19 (b)(e)		184	189,060
QVC, Inc. (b):
7.50%, 10/01/19		135	140,921
7.38%, 10/15/20		95	101,546
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		146	154,030
5.50%, 11/01/23		559	589,745
Sonic Automotive, Inc., 5.00%, 5/15/23		146	144,175
THOM Europe SAS, 7.38%, 7/15/19	EUR	285	366,050
Twin Set-Simona Barbieri SpA, 6.08%, 7/15/19 (c)		258	326,321

			3,635,899
Textiles, Apparel & Luxury Goods — 0.3%
Levi Strauss & Co., 6.88%, 5/01/22	USD	405	440,437
PVH Corp., 4.50%, 12/15/22		122	121,085
Springs Industries, Inc., 6.25%, 6/01/21		1,801	1,810,005
The William Carter Co., 5.25%, 8/15/21		469	490,105

			2,861,632
Tobacco — 0.0%
Altria Group, Inc., 9.95%, 11/10/38		17	28,877

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Trading Companies & Distributors — 0.2%
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)	USD	1,304	$1,418,100
Transportation Infrastructure — 0.2%
Aguila 3 SA, 7.88%, 1/31/18 (b)		929	966,160
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK),3/15/19 (b)(e)		1,080	1,074,600

			2,040,760
Wireless Telecommunication Services — 3.7%
Crown Castle International Corp., 5.25%, 1/15/23		115	118,773
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		375	438,558
Digicel Group Ltd., 8.25%, 9/30/20 (b)		1,215	1,312,200
Digicel Ltd., 6.00%, 4/15/21 (b)		1,898	1,954,940
The Geo Group, Inc., 5.88%, 1/15/22		370	378,325
Phones4u Finance PLC:
9.50%, 4/01/18	GBP	307	521,134
9.50%, 4/01/18 (b)		100	169,750
SBA Communications Corp., 4.88%, 7/15/22 (b)	USD	870	856,950
SBA Tower Trust, 4.25%, 4/15/40 (b)		325	331,973
Sprint Communications, Inc. (b):
9.00%, 11/15/18 (j)		7,557	8,983,384
7.00%, 3/01/20		3,950	4,404,250
Sprint Corp. (b):
7.88%, 9/15/23		2,089	2,240,452
7.13%, 6/15/24		1,401	1,429,020
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,205	2,320,762
6.13%, 1/15/22		81	83,936
6.73%, 4/28/22		2,120	2,236,600
6.84%, 4/28/23		85	90,206
6.50%, 1/15/24		584	607,360
Wind Acquisition Finance SA:
4.00%, 7/15/20	EUR	868	1,146,211
4.20%, 7/15/20 (c)		395	520,957

			30,145,741
Total Corporate Bonds — 60.2%			498,111,496

Floating Rate Loan Interests (c)
Aerospace & Defense — 1.2%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20	USD	1,397	1,391,025
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21		1,675	1,641,500
Transdigm, Inc.:
Term Loan C, 3.75%, 2/28/20		709	704,384
Term Loan D, 3.75%, 6/04/21		850	843,982
TransUnion LLC, Term Loan, 4.00%, 4/09/21		5,691	5,664,674

			10,245,565
Air Freight & Logistics — 0.5%
CEVA Group PLC, Synthetic Line of Credit, 6.50%, 3/19/21		1,058	1,020,898
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		1,113	1,086,643
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		192	187,353
Floating Rate Loan Interests (c)	Par (000)		Value
Air Freight & Logistics (concluded)
CEVA Logistics U.S. Holdings, Inc., Term Loan, 6.50%, 3/19/21	USD	1,535	$1,498,819

			3,793,713
Airlines — 0.6%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		2,968	2,938,629
Northwest Airlines, Inc., Term Loan:
2.18%, 3/10/17		494	479,766
1.56%, 9/10/18		678	647,072
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		1,277	1,264,329

			5,329,796
Auto Components — 2.3%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		814	817,255
Autoparts Holdings Ltd.:
1st Lien Term Loan, 6.50%, 7/28/17		2,177	2,176,091
2nd Lien Term Loan, 10.50%, 1/29/18		2,250	2,169,382
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		1,239	1,238,775
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		1,497	1,481,116
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		6,405	6,354,657
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		3,280	3,289,217
Transtar Holding Co., 1st Lien Term Loan, 5.75%, 10/09/18		1,350	1,343,690
UCI International, Inc., Term Loan B, 5.50%, 7/26/17		282	281,791

			19,151,974
Banks — 0.1%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		602	600,970
2nd Lien Term Loan, 8.25%, 6/03/21		383	390,736

			991,706
Building Products — 2.1%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		2,065	2,050,085
CPG International, Inc., Term Loan, 4.75%, 9/30/20		3,192	3,192,035
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		1,556	1,536,649
Interline Brands, Inc., 2021 Term Loan, 4.00%, 3/17/21		1,636	1,616,482
Momentive Performance Materials, Inc., DIP Term Loan B, 4.00%, 4/15/15		650	649,187
Nortek, Inc., Term Loan, 3.75%, 10/30/20		2,075	2,066,347
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		2,030	1,992,481
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		1,257	1,248,715
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		413	407,421
Term Loan B, 4.00%, 10/31/19		2,295	2,264,458

			17,023,860

See Notes to Consolidated Financial Statements.

16	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Capital Markets — 0.3%
Affinion Group, Inc.:
2nd Lien Term Loan, 8.50%, 10/12/18	USD	960	$951,038
Term Loan B, 6.75%, 4/30/18		994	984,108
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		658	654,446

			2,589,592
Chemicals — 3.0%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		241	240,853
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		125	124,967
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		3,099	3,078,280
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/28/20		74	73,323
Chromaflo Technologies Corp.:
1st Lien Term Loan, 4.50%, 12/02/19		721	718,670
2nd Lien Term Loan, 8.25%, 5/30/20		405	402,975
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		1,586	1,586,496
INEOS U.S. Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		1,229	1,220,373
MacDermid, Inc., 1st Lien Term Loan, 4.00%, 6/07/20		1,320	1,314,154
Minerals Technology, Inc., Term Loan B, 4.00%, 5/09/21		3,225	3,220,969
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		2,566	2,553,679
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		1,155	1,156,929
Term Loan B2, 4.25%, 1/15/20		1,484	1,478,223
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		856	857,379
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/02/21		1,670	1,658,527
2nd Lien Term Loan, 7.75%, 7/02/22		1,915	1,897,765
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		728	718,554
Tronox Pigments (Netherlands) BV, 2013 Term Loan, 4.00%, 3/19/20		1,406	1,402,841
Univar, Inc., Term Loan B, 5.00%, 6/30/17		708	708,576

			24,413,533
Commercial Services & Supplies — 3.2%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		2,633	2,592,262
ARAMARK Corp., Term Loan E, 3.25%, 9/07/19		2,933	2,902,092
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		532	530,369
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		2,494	2,490,803
Catalent Pharma Solutions, Inc., Term Loan:
6.50%, 12/29/17		420	422,319
B, 4.50%, 5/20/21		2,550	2,551,606
Connolly Corp.:
1st Lien Term Loan, 5.00%, 5/14/21		2,875	2,887,592
2nd Lien Term Loan, 8.00%, 5/14/22		2,125	2,132,969
KAR Auction Services, Inc., Term Loan B2, 3.50%, 3/11/21		1,166	1,157,853
Floating Rate Loan Interests (c)	Par (000)		Value
Commercial Services & Supplies (concluded)
Koosharem LLC, Exit Term Loan, 7.50%, 4/29/20	USD	2,875	$2,878,594
Livingston International, Inc.:
1st Lien Term Loan, 5.00%, 4/16/19		851	846,615
2nd Lien Term Loan, 9.00%, 4/20/20		254	251,581
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		3,569	3,538,548
West Corp., Term Loan B10, 3.25%, 6/30/18		1,248	1,233,794

			26,416,997
Communications Equipment — 2.5%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		1,200	1,188,300
2nd Lien Term Loan, 8.00%, 8/01/22		8,380	8,479,554
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		607	605,433
2nd Lien Term Loan, 7.50%, 1/23/22		540	543,240
Avaya, Inc., Extended Term Loan B3, 4.66%, 10/26/17		1,960	1,898,928
CommScope, Inc., Term Loan B3, 2.66% - 2.73%, 1/21/17		811	814,311
Telesat Canada, Term Loan A, 4.37%, 3/24/17	CAD	2,367	2,155,183
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.00%, 7/02/19	USD	4,886	4,864,985

			20,549,934
Construction & Engineering — 0.3%
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20		1,547	1,516,445
Centaur Acquisition LLC, 2nd Lien Term Loan, 8.75%, 2/15/20		1,185	1,199,812

			2,716,257
Construction Materials — 0.9%
Filtration Group Corp., 1st Lien Term Loan, 4.50%, 11/21/20		602	602,276
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		6,655	6,618,501
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		412	411,888

			7,632,665
Containers & Packaging — 0.6%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		943	937,142
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/06/21		2,156	2,126,560
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		1,090	1,094,545
CD&R Millennium Holdco 6 Sarl, 1st Lien Term Loan, 4.50%, 7/31/21		125	124,180
Tekni-Plex, Inc., Term Loan B, 4.75%, 8/25/19		668	664,611

			4,947,038
Distributors — 0.5%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		3,265	3,231,986
American Tire Distributors Holdings, Inc., Term Loan B, 5.75%, 6/01/18		284	284,288
VWR Funding, Inc., Term Loan, 3.41%, 4/03/17		753	749,292

			4,265,566

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	17

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Diversified Consumer Services — 1.4%
Allied Security Holdings LLC:
1st Lien Term Loan, 4.25%, 2/12/21	USD	2,688	$2,665,679
2nd Lien Term Loan, 8.00%, 8/13/21		599	593,755
Bright Horizons Family Solutions, Inc., Term Loan B, 3.75% - 5.00%, 1/30/20		1,546	1,535,826
Fitness International LLC, Term Loan B, 5.50%, 7/01/20		950	946,038
Garda World Securities Corp.:
Delayed Draw Term Loan, 4.00%, 11/06/20		288	286,321
Term Loan B, 4.00%, 11/06/20		1,128	1,119,255
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		675	654,235
ServiceMaster Company, 2014 Term Loan B, 4.25%, 7/01/21		2,515	2,494,251
Weight Watchers International, Inc., Term Loan B2, 4.00%, 4/02/20		2,104	1,652,738

			11,948,098
Diversified Financial Services — 0.7%
AssuredPartners Capital, Inc., 1st Lien Term Loan, 4.50%, 3/31/21		1,350	1,343,817
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.00%, 12/01/18		2,467	2,460,682
RPI Finance Trust, Term Loan B3, 3.25%, 11/09/18		476	475,133
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		1,612	1,609,386

			5,889,018
Diversified Telecommunication Services — 2.4%
Consolidated Communications, Inc., Term Loan B, 4.25%, 12/23/20		2,415	2,413,781
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		2,845	2,856,646
Integra Telecom, Inc.:
2nd Lien Term Loan, 9.75%, 2/22/20		1,555	1,578,413
Term Loan B, 5.25%, 2/22/19		1,264	1,263,608
Level 3 Financing, Inc.:
2019 Term Loan, 4.00%, 8/01/19		110	109,473
2020 Term Loan B, 4.00%, 1/15/20		7,525	7,487,375
U.S. Telepacific Corp., Term Loan B, 5.75%, 2/23/17		3,711	3,707,731

			19,417,027
Electric Utilities — 0.6%
American Energy — Marcellus LLC, 1st Lien Term Loan, 5.25%, 8/04/20		1,267	1,268,522
American Energy — Utica LLC:
2nd Lien Delayed Draw Term Loan, 11.00%, 9/30/18		783	822,397
2nd Lien Term Loan, 5.50%, 9/30/18		468	500,846
Incremental 2nd Lien Term Loan, 11.00%, 9/30/18		783	822,512
Sandy Creek Energy Associates LP, Term Loan B, 5.00%, 11/06/20		1,403	1,409,049

			4,823,326
Electrical Equipment — 1.1%
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 5/05/16		1,591	1,600,938
Floating Rate Loan Interests (c)	Par (000)		Value
Electrical Equipment (concluded)
Texas Competitive Electric Holdings Co. LLC (concluded):
Extended Term Loan, 4.65%, 10/10/17 (a)(f)	USD	9,460	$7,315,229

			8,916,167
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Term Loan, 3.25%, 4/29/20		2,944	2,904,801
Energy Equipment & Services — 0.4%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,307	1,304,356
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		1,864	1,857,894

			3,162,250
Food & Staples Retailing — 0.8%
Alliance Boots Holdings Ltd., Term Loan B1, 3.48%, 7/09/15	GBP	2,241	3,711,777
New Albertson’s, Inc., Term Loan, 4.75%, 6/27/21	USD	1,065	1,058,674
Rite Aid Corp., 2nd Lien Term Loan, 5.75%, 8/21/20		695	702,527
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		1,402	1,391,806

			6,864,784
Food Products — 2.0%
Del Monte Foods, Inc., 1st Lien Term Loan, 4.25% - 5.00%, 2/18/21		925	914,745
Diamond Foods, Inc., Term Loan, 4.25%, 8/20/18		2,876	2,856,414
Dole Food Co., Inc., Term Loan B, 4.50% - 5.75%, 11/01/18		1,651	1,643,816
GFA Brands, Inc., Term Loan B, 4.50%, 7/09/20		609	609,611
Hearthside Group Holdings LLC, Term Loan, 4.50%, 6/02/21		2,420	2,421,525
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		2,307	2,312,467
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		1,846	1,822,494
Reddy Ice Corp.:
1st Lien Term Loan, 6.75% - 7.75%, 5/01/19		3,022	2,885,771
2nd Lien Term Loan, 10.75%, 11/01/19		995	875,600

			16,342,443
Health Care Equipment & Supplies — 3.6%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		3,848	3,839,374
2nd Lien Term Loan, 8.25%, 11/30/20		700	705,691
Biomet, Inc., Term Loan B2, 3.66% - 3.73%, 7/25/17		2,078	2,072,983
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		1,435	1,418,541
DJO Finance LLC, 2017 Term Loan, 4.25%, 9/15/17		3,668	3,662,721
Fresenius SE & Co. KGaA, Incremental Term Loan B, 2.46%, 6/30/19	EUR	438	574,413
The Hologic, Inc., Term Loan B, 3.25%, 8/01/19	USD	2,507	2,490,793
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		97	97,464

See Notes to Consolidated Financial Statements.

18	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Health Care Equipment & Supplies (concluded)
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18	USD	2,432	$2,429,987
Leonardo Acquisition Corp., Term Loan, 4.25%, 1/31/21		1,661	1,646,305
Millennium Laboratories, Inc., Term Loan B, 5.25%, 4/16/21		3,775	3,778,549
National Vision, Inc.:
1st Lien Term Loan, 4.00%, 3/12/21		1,751	1,719,811
2nd Lien Term Loan, 6.75%, 3/07/22		755	742,414
Onex Carestream Finance LP, 2nd Lien Term Loan, 9.50%, 12/07/19		544	549,482
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		4,200	4,198,236

			29,926,764
Health Care Providers & Services — 4.0%
Amedisys, Inc., 2nd Lien Term Loan, 8.50%, 6/25/20		2,125	2,071,875
American Renal Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/20/19		1,615	1,601,775
Amsurg Corp., 1st Lien Term Loan B, 3.75%, 7/16/21		945	943,819
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		715	714,864
CHG Buyer Corp., Term Loan, 4.25%, 11/19/19		1,661	1,657,087
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		7,378	7,393,050
ConvaTec, Inc., Term Loan, 4.00%, 12/22/16		2,633	2,623,843
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		7,010	6,987,638
Envision Acquisition Co. LLC, 1st Lien Term Loan, 5.75%, 11/04/20		1,295	1,301,689
Genesis HealthCare Corp., Term Loan B, 10.00%, 9/25/17		1,353	1,373,645
Ikaria, Inc.:
1st Lien Term Loan, 5.00%, 2/12/21		1,057	1,059,394
2nd Lien Term Loan, 8.75%, 2/14/22		450	455,062
inVentiv Health, Inc., Incremental Term Loan B3, 7.75% - 8.50%, 5/15/18		874	868,472
MPH Acquisition Holdings LLC, Term Loan, 4.00%, 3/31/21		1,669	1,657,682
National Mentor Holdings, Inc., Term Loan B, 4.75%, 1/31/21		708	707,120
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 7/09/20		683	681,927
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.00%, 6/29/18		1,178	1,173,682

			33,272,624
Health Care Technology — 0.5%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		2,608	2,573,248
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		1,351	1,339,557

			3,912,805
Hotels, Restaurants & Leisure — 6.8%
Bally Technologies, Inc., Term Loan B, 4.25%, 11/25/20		931	929,099
Belmond Interfin Ltd., Term Loan B, 4.00%, 3/21/21		1,197	1,187,520
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,910	1,912,296
Floating Rate Loan Interests (c)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 6.95%, 3/01/17	USD	1,927	$1,805,741
Term Loan B7, 9.75%, 3/01/17		2,168	2,093,920
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/12/20		4,658	4,571,052
Caesars Growth Properties Holdings LLC, Term Loan, 6.25%, 5/08/21		4,100	4,003,363
CCM Merger, Inc., Term Loan B, 4.50%, 7/18/21		1,220	1,216,950
Dave & Buster’s, Inc., Term Loan, 4.50%, 7/25/20		595	593,364
Diamond Resorts Corporation, Term Loan, 5.50%, 5/09/21		3,375	3,391,875
ESH Hospitality, Inc., Term Loan, 5.00%, 6/24/19		420	423,675
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		895	897,237
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		5,700	5,662,040
Intrawest ULC, Term Loan, 5.50%, 11/26/20		1,010	1,014,975
La Quinta Intermediate Holdings LLC, Term Loan B, 4.00%, 4/14/21		7,739	7,725,600
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		3,408	3,397,924
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		2,181	2,165,546
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		1,132	1,126,359
Playa Resorts Holding BV, Term Loan B, 4.00%, 8/06/19		1,107	1,101,104
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		640	638,760
Term Loan B, 4.00%, 2/19/19		877	872,267
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		4,935	4,914,563
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 6.00%, 9/02/21		2,405	2,415,029
Travelport LLC/Travelport Holdings, Inc.:
2nd Lien Term Loan 1, 9.50%, 1/29/16		1,040	1,059,422
Refinancing Term Loan, 6.25%, 6/26/19		1,356	1,376,690

			56,496,371
Household Products — 0.5%
Bass Pro Group LLC, Term Loan, 3.75%, 11/20/19		2,002	1,992,246
Spectrum Brands, Inc., Term Loan C, 3.50%, 9/04/19		2,138	2,125,249

			4,117,495
Independent Power and Renewable Electricity Producers — 0.6%
Calpine Construction Finance Co., L.P., Term Loan B1, 3.00%, 5/03/20		813	795,840
Calpine Corp., Term Loan B1, 4.00%, 4/01/18		1,141	1,140,127
Energy Future Intermediate Holding Co LLC, DIP Term Loan, 4.25%, 6/19/16		1,220	1,221,220
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		1,999	2,002,466

			5,159,653
Industrial Conglomerates — 0.5%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		4,037	3,948,576

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	19

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Insurance — 1.1%
Asurion LLC:
2nd Lien Term Loan, 8.50%, 3/03/21	USD	970	$1,000,070
Term Loan B1, 5.00%, 5/24/19		1,612	1,616,483
CNO Financial Group, Inc.:
Term Loan B1, 3.00%, 9/28/16		735	731,518
Term Loan B2, 3.75%, 9/20/18		1,415	1,402,763
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20		1,158	1,077,219
2nd Lien Term Loan C, 8.25%, 10/16/20		360	324,000
Sedgwick, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,666	1,637,373
2nd Lien Term Loan, 6.75%, 2/28/22		1,650	1,641,750

			9,431,176
Internet Software & Services — 1.0%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/28/21		1,574	1,558,395
Go Daddy Operating Co. LLC, Term Loan B, 4.75%, 5/13/21		2,450	2,442,037
Interactive Data Corp., 2014 Term Loan, 4.75%, 5/02/21		2,850	2,857,125
W3 Co.:
1st Lien Term Loan, 5.75%, 3/13/20		1,116	1,107,506
2nd Lien Term Loan, 9.25%, 9/11/20		289	283,489

			8,248,552
IT Services — 2.8%
Ceridian LLC:
Term Loan B1, 4.16%, 5/09/17		1,947	1,944,170
Term Loan B2, 4.50%, 9/14/20		1,746	1,743,777
First Data Corp.:
2018 Extended Term Loan, 3.66%, 3/23/18		12,472	12,331,356
2018 Term Loan, 3.66%, 9/24/18		1,935	1,917,469
InfoGroup, Inc., Term Loan, 7.50%, 5/25/18		942	884,337
SunGard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/31/19		1,297	1,284,184
SunGard Data Systems, Inc.:
Term Loan C, 3.91%, 2/28/17		1,080	1,078,650
Term Loan E, 4.00%, 3/08/20		414	413,192
Vantiv LLC, 2014 Term Loan B, 3.75%, 5/12/21		1,460	1,458,905

			23,056,040
Leisure Products — 0.3%
Bauer Performance Sports Ltd., Term Loan B, 4.00%, 4/15/21		1,652	1,645,067
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		813	815,917

			2,460,984
Machinery — 2.0%
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19		442	444,580
Refinancing Term Loan, 4.25%, 12/10/18		1,564	1,564,357
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/31/20		741	739,493
Term Loan B3, 4.25%, 8/28/20		223	222,613
Gardner Denver, Inc., Term Loan:
4.25%, 7/30/20		2,060	2,056,695
4.75%, 7/30/20	EUR	224	294,810
Floating Rate Loan Interests (c)	Par (000)		Value
Machinery (concluded)
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18	USD	1,179	$1,167,967
Mirror Bidco Corp., Term Loan, 4.25%, 12/28/19		1,537	1,526,121
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		1,785	1,799,808
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		1,922	1,908,442
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		2,407	2,395,809
Wabash National Corp., Term Loan B, 4.50%, 5/08/19		2,114	2,115,353

			16,236,048
Media — 6.7%
Activision Blizzard, Inc., Term Loan B, 3.25%, 10/12/20		1,606	1,605,418
Advanstar Communications, Inc., 2nd Lien Term Loan, 9.50%, 6/06/20		470	468,825
Cengage Learning Acquisitions, Inc., 1st Lien Term Loan:
0.00%, 7/03/15 (a)(f)		2,596	—
7.00%, 3/31/20		5,511	5,544,475
Charter Communications Operating LLC:
Term Loan E, 3.00%, 7/01/20		1,161	1,141,321
Term Loan G, 4.25%, 7/24/21		2,950	2,966,609
Clear Channel Communications, Inc.:
Term Loan B, 3.81%, 1/29/16		1,772	1,435,709
Term Loan D, 6.91%, 1/30/19		4,467	4,398,273
CSC Holdings LLC, Term Loan B, 2.66%, 4/17/20		1,505	1,479,923
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.25%, 12/23/20		2,374	2,366,263
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		306	288,820
Hemisphere Media Holdings LLC, Term Loan B, 5.00%, 7/30/20		1,366	1,366,200
IMG Worldwide Holdings LLC:
1st Lien Term Loan, 5.25%, 5/06/21		1,640	1,622,583
2nd Lien Term Loan, 8.25%, 5/01/22		1,310	1,283,800
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		6,021	5,987,926
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20		610	612,544
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/17/20		620	616,901
Media General, Inc., Delayed Draw Term Loan B, 4.25%, 7/31/20		1,076	1,078,803
Mediacom Communications Corp., Term Loan F, 2.63%, 3/31/18		793	779,135
NEP/NCP Holdco, Inc., Incremental Term Loan, 4.25%, 1/22/20		2,785	2,761,524
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		1,689	1,694,171
Term Loan B2, 4.50%, 5/21/20		1,461	1,465,688
Salem Communications Corp., Term Loan B, 4.50%, 3/13/20		1,089	1,080,402
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		1,975	1,954,638
Tribune Co., 2013 Term Loan, 4.00%, 12/27/20		2,593	2,587,872

See Notes to Consolidated Financial Statements.

20	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Media (concluded)
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20	USD	2,955	$2,934,840
UPC Financing Partnership, Term Loan AG, 3.85%, 3/31/21	EUR	396	521,547
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/07/20	USD	1,020	1,005,781
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19		980	982,054
Ziggo BV:
Term Loan B1A, 3.25%, 1/15/22		1,561	1,530,317
Term Loan B2A, 3.25%, 1/15/22		982	962,348
Term Loan B3, 0.50%, 1/15/22		837	820,817

			55,345,527
Metals & Mining — 1.0%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		530	538,612
FMG Resources (August 2006) Property Ltd., Term Loan B, 3.75%, 6/30/19		1,716	1,708,729
Novelis, Inc., Term Loan, 3.75%, 3/10/17		4,103	4,089,179
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,631	1,655,337

			7,991,857
Multiline Retail — 0.8%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		1,476	1,467,770
2nd Lien Term Loan, 8.50%, 3/26/20		785	792,457
Hudson’s Bay Co., 1st Lien Term Loan, 4.75%, 11/04/20		1,179	1,187,406
The Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		2,895	2,871,283

			6,318,916
Oil, Gas & Consumable Fuels — 2.1%
Arch Coal, Inc., Term Loan B, 6.25%, 5/16/18		2,675	2,600,220
Drillships Ocean Ventures Inc., Term Loan B, 5.50%, 7/18/21		1,670	1,674,876
EP Energy LLC/Everest Acquisition Finance, Inc., Term Loan B3, 3.50%, 5/24/18		1,223	1,212,115
Fieldwood Energy LLC:
1st Lien Term Loan, 3.88%, 9/28/18		864	860,430
2nd Lien Term Loan, 8.38%, 9/30/20		840	858,203
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,215	1,217,885
Offshore Group Investment Ltd., Term Loan B, 5.75%, 3/28/19		324	322,179
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		2,050	2,091,000
Panda Temple II Power LLC, Term Loan B, 7.25%, 4/03/19		980	999,600
Power Buyer LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		200	195,000
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		800	799,664
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		790	794,448
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 7/16/21		635	637,381
Western Refining, Inc., Term Loan B, 4.25%, 11/12/20		1,821	1,816,298
Floating Rate Loan Interests (c)	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
WTG Holdings III Corp.:
1st Lien Term Loan, 4.75%, 1/15/21	USD	1,209	$1,204,392
2nd Lien Term Loan, 8.50%, 1/15/22		200	199,666

			17,483,357
Pharmaceuticals — 2.5%
Akorn, Inc.:
Incremental Term Loan, 4.50%, 4/16/21		555	555,694
Term Loan B, 4.50%, 4/16/21		1,140	1,141,425
Endo Luxembourg Finance Co. I Sarl, 2014 Term Loan B, 3.25%, 2/28/21		648	643,921
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.16%, 2/27/21		3,771	3,741,818
Mallinckrodt International Finance SA, Term Loan:
3.50%, 7/17/21		850	847,272
B, 3.50%, 3/19/21		1,666	1,657,912
Par Pharmaceutical Cos, Inc., Term Loan B2, 4.00%, 9/30/19		3,252	3,223,650
Pharmaceutical Product Development LLC, Term Loan B, 4.00%, 12/05/18		3,441	3,438,233
Quintiles Transnational Corp., Term Loan B3, 3.75%, 6/08/18		1,440	1,427,069
Valeant Pharmaceuticals International, Inc., Term Loan B:
Series C2, 3.75%, 12/11/19		1,036	1,033,295
Series D2, 3.75%, 2/13/19		1,521	1,516,690
Series E, 3.75%, 8/05/20		1,492	1,486,814

			20,713,793
Professional Services — 1.4%
Advantage Sales & Marketing, Inc.:
1st Lien Term Loan, 4.25%, 7/23/21		1,631	1,613,686
2nd Lien Term Loan, 7.50%, 7/25/22		1,870	1,870,393
Delayed Draw Term Loan, 4.25%, 7/23/21		54	53,790
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,506	3,484,448
Intertrust Group Holding BV, 2nd Lien Term Loan, 8.00%, 4/16/22		1,675	1,669,774
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,155	1,178,482
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,720	1,711,464

			11,582,037
Real Estate Management & Development — 0.8%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		1,441	1,439,023
Realogy Corp.:
Extended Letter of Credit, 4.40%, 10/10/16		637	633,364
Term Loan B, 3.75%, 3/05/20		4,377	4,355,015

			6,427,402
Road & Rail — 0.3%
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21		1,242	1,228,438
2nd Lien Term Loan, 7.75%, 9/21/21		1,175	1,160,312

			2,388,750
Semiconductors & Semiconductor Equipment — 1.0%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21		5,275	5,266,613

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	21

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value
Semiconductors & Semiconductor Equipment (concluded)
Freescale Semiconductor, Inc.:
Term Loan B4, 4.25%, 2/28/20	USD	2,740	$2,729,647
Term Loan B5, 5.00%, 1/15/21		407	408,198

			8,404,458
Software — 2.5%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		2,268	2,260,438
Evertec Group LLC, Term Loan B, 3.50%, 4/17/20		673	661,419
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		624	625,042
Term Loan B, 4.25% - 5.50%, 11/01/19		1,185	1,178,402
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		4,595	4,554,440
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		1,268	1,185,966
Kronos Worldwide, Inc., 2014 Term Loan, 4.75%, 2/18/20		434	434,455
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		1,952	2,000,662
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		1,857	1,853,123
2nd Lien Term Loan, 8.50%, 10/11/21		1,250	1,258,600
Regit Eins GmbH, 1st Lien Term Loan, 6.00%, 6/30/21		1,680	1,642,200
RP Crown Parent LLC, 2013 Term Loan, 6.00%, 12/21/18		803	790,093
Sophia LP, 2014 Term Loan B, 4.00%, 7/19/18		1,709	1,700,011
Websense, Inc., 2nd Lien Term Loan, 8.25%, 12/24/20		265	263,344

			20,408,195
Specialty Retail — 2.2%
Academy Ltd., Term Loan, 4.50%, 8/03/18		2,331	2,323,613
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		195	154,561
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		1,137	1,109,487
Leslie’s Poolmart, Inc., Term Loan, 4.25%, 10/16/19		1,928	1,914,422
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		2,105	2,091,844
Term Loan B, 3.75%, 1/28/20		1,627	1,607,758
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		2,798	2,771,368
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		2,813	2,803,836
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		2,192	2,181,385
Toys ‘R’ Us-Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		799	671,461
Term Loan B3, 5.25%, 5/25/18		139	117,099

			17,746,834
Textiles, Apparel & Luxury Goods — 1.2%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		2,875	2,831,575
J. Crew Group, Inc., Term Loan B, 4.00%, 3/05/21		1,771	1,734,779
Kate Spade & Co., Term Loan B, 4.00%, 4/09/21		2,175	2,144,420
Floating Rate Loan Interests (c)	Par (000)		Value
Textiles, Apparel & Luxury Goods (concluded)
Nine West Holdings, Inc.:
Guarantee Term Loan, 6.25%, 1/08/20	USD	1,165	$1,159,175
Term Loan B, 4.75%, 10/08/19		815	816,019
Polymer Group, Inc., 1st Lien Term Loan, 5.25%, 12/19/19		1,539	1,547,116

			10,233,084
Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, 1st Lien Term Loan, 5.25%, 10/31/19		1,525	1,525,550
Wireless Telecommunication Services — 0.2%
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		1,693	1,683,030
Total Floating Rate Loan Interests — 74.5%			614,855,988

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (b)(c)		1,668	1,706,546

Other Interests (k)		Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (a)		1,154	12
Diversified Financial Services — 0.1%
J.G. Wentworth LLC Preferred Equity (Acquired 11/18/13, cost $1,604,600) (a)(l)		23	313,777
Household Durables — 0.4%
Stanley Martin, Class B Membership Units		2	3,345,750
Media — 0.0%
Adelphia Escrow (a)		7,500	75
Adelphia Preferred Escrow (a)		8	—
Adelphia Recovery Trust (a)		9,406	4,703
Adelphia Recovery Trust, Series ACC-6B INT (a)		750	22,500

			27,278
Total Other Interests — 0.5%			3,686,817

Preferred Securities		Shares
Preferred Stock — 0.0%
Capital Markets — 0.0%
The Goldman Sachs Group, Inc., Series J, 5.50% (c)(m)		13,550	331,704

Trust Preferreds
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)		69,669	1,866,020
Total Preferred Securities — 0.2%			2,197,724

See Notes to Consolidated Financial Statements.

22	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Warrants (n)	Shares	Value
Chemicals — 0.1%
GEO Specialty Chemicals, Inc., (Expires 3/31/15)	557,488	$535,189
Media — 0.2%
Charter Communications, Inc., (Issued/Exercisable 11/30/09, 1 Warrant, Expires 11/30/14, Strike Price $51.28)	19,523	2,045,620
Software — 0.0%
HMH Holdings/EduMedia (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	3,049	14,182
Total Warrants — 0.3%		2,594,991
Total Long-Term Investments (Cost — $1,151,988,199) — 139.5%		1,152,829,046
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (o)(p)	2,687,543	$2,687,543
Total Short-Term Securities (Cost — $2,687,543) — 0.3%		2,687,543

Options Purchased (Cost — $5,867) — 0.0%		—
Total Investments (Cost — $1,154,681,609) — 139.8%		1,155,516,589
Liabilities in Excess of Other Assets — (39.8)%		(329,115,072)

Net Assets — 100.0%		$826,401,517

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank Securities, Inc.	$1,176,512	—

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Convertible security.

(h)	Zero-coupon bond.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	All or a portion of security has been pledged in connection with forward foreign currency exchange contracts.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $313,777 and an original cost of $1,604,600 which was less than 0.05% of its net assets.

(m)	Security is perpetual in nature and has no stated maturity date.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Investments in issuers considered to be an affiliate of the Fund during the period ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at February 28, 2014	Net Activity	Shares Held at August 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,698,789	(2,011,246)	2,687,543	$298

(p)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(46)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	USD 5,785,938	$(7,585)

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	23

Consolidated Schedule of Investments (continued)

•	Forward foreign currency exchange contracts outstanding as of August 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	175,000	USD	234,276	Citibank N.A.	10/21/14	$(4,267)
EUR	214,000	USD	286,118	Goldman Sachs Bank USA	10/21/14	(4,850)
GBP	117,000	USD	196,927	Deutsche Bank AG	10/21/14	(2,765)
USD	1,512,281	CAD	1,629,000	UBS AG	10/21/14	15,768
USD	270,668	EUR	200,100	Bank of America N.A.	10/21/14	7,669
USD	287,518	EUR	214,000	Barclays Bank PLC	10/21/14	6,250
USD	26,542,565	EUR	19,618,000	Citibank N.A.	10/21/14	757,877
USD	71,709	EUR	54,000	Royal Bank of Scotland PLC	10/21/14	735
USD	10,904,860	GBP	6,382,000	Bank of America N.A.	10/21/14	313,898
Total						$1,090,315

•	OTC options purchased as of August 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD 942.86	12/14/19	6	—

•	OTC credit default swaps — sold protection outstanding as of August 31, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Paid (Received)	Unrealized Appreciation
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD 150	$5,934	$1,721	$4,213
MetLife, Inc.	1.00%	UBS AG	9/20/15	A-	USD 175	1,615	(2,674)	4,289
Total						$7,549	$(953)	$8,502

[1] Using S&P’s rating of the issuer.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

24	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Schedule of Investments (continued)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$4,978,420	$3,307,945	$5,630,917	$13,917,282
Asset-Backed Securities	—	12,983,247	2,774,955	15,758,202
Corporate Bonds	—	480,362,117	17,749,379	498,111,496
Floating Rate Loan Interests	—	560,587,211	54,268,777	614,855,988
Non-Agency Mortgage-Backed Securities	—	1,706,546	—	1,706,546
Other Interests	313,777	27,203	3,345,837	3,686,817
Preferred Securities	2,197,724	—	—	2,197,724
Warrants	—	2,059,802	535,189	2,594,991
Short-Term Securities	2,687,543	—	—	2,687,543
Liabilities:
Unfunded Floating Rate Loan Interests	—	(23,335)	(377)	(23,712)

Total	$10,177,464	$1,061,010,736	$84,304,677	$1,155,492,877

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$8,502	—	$8,502
Foreign currency exchange contracts	—	1,102,197	—	1,102,197
Liabilities:
Foreign currency exchange contracts	—	(11,882)	—	(11,882)
Interest rate contracts	$(7,585)	—		(7,585)

Total	$(7,585)	$1,098,817	—	$1,091,232

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$386,963	—	—	$386,963
Cash pledged for financial futures contracts	89,000	—	—	89,000
Foreign currency at value	224,273	—	—	224,273
Liabilities:
Bank borrowings payable	—	$(338,000,000)	—	(338,000,000)

Total	$700,236	$(338,000,000)	—	$(337,299,764)

There were no transfers between Level 1 and Level 2 during the six months ended August 31, 2014.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	25

Consolidated Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Loan Commitments (Liabilities)	Total
Assets:
Opening balance, as of February 28, 2014	$4,390,667	$1,662,820	$14,491,919	$52,786,443	$3,658,586	$462,715	—	$77,453,150
Transfers into Level 3[1]	—	—	—	11,975,246	—	—	—	11,975,246
Transfers out of Level 3[2]	—	—	—	(9,744,384)	—	—	—	(9,744,384)
Accrued discounts/premiums	—	1,684	151,716	60,792	—	—	—	214,192
Net realized gain (loss)	1,071,691	27,648	(16,775,062)	92,929	—	—	—	(15,582,794)
Net change in unrealized appreciation/depreciation[3,4]	1,240,250	(35,691)	18,694,412	(579,430)	(58,153)	72,474	$(377)	19,333,485
Purchases	—	2,055,669	1,186,394	15,742,924	—	—	—	18,984,987
Sales	(1,071,691)	(937,175)	—	(16,065,743)	(254,596)	—	—	(18,329,205)

Closing balance, as of August 31, 2014	$5,630,917	$2,774,955	$17,749,379	$54,268,777	$3,345,837	$535,189	$(377)	$84,304,677

Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014[4]	$2,277,780	$(12,955)	$1,919,353	$428,974	$58,153	$72,474	$(377)	$4,743,372

[1]    As of February 28, 2014, the Fund used significant observable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $11,975,246 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]    As of February 28, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $9,744,384 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related Net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

[4]    Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at August 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2014. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $56,066,126. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$467,352	Market Comparable Companies	Last 12 Months EBITDA Multiple[3]	6.50x
			Illiquidity Discount[4]	17.50%
	5,163,562	Market Comparable Companies	Offshore Last 12 Months EBITDA Multiple[3]	6.19x
			Offshore Current Fiscal Year EBITDA Multiple[3]	7.25x
			Onshore Last 12 Months EBITDA Mulitple[3]	5.18x
			Onshore Current Fiscal Year EBITDA Multiple[3]	4.75x
			Discontinued Operations Expected Sale Proceeds[3]	$150[5]
Corporate Bonds[1]	1,326,000	Discounted Cash Flow	Internal Rate of Return[4]	10.00%
	15,219,313	Market Comparable Companies	Last 12 Months EBITDA Multiple[3]	6.50x
			Illiquidity Discount[4]	17.50%
Floating Rate Loan Interests	2,181,385	Market Comparable Yield Analysis	Yield[4]	8.25%
Other Interests[2]	3,345,750	Market Comparable Companies	Tangible Book Value Multiple[3]	1.35x
Warrants	535,189	Market Comparable Companies	Last 12 Months EBITDA Multiple[3]	6.50x
			Illiquidity Discount[4]	17.50%

Total	$28,238,551

[1]    For the six months ended August 31, 2014, the valuation technique for an investment classified as corporate bonds changed to utilizing an income approach. Market information previously utilized to determine fair value under the market approach no longer applied to this investment; therefore, the income approach is considered to be more relevant measure of fair value for this investment.

[2] For the six months ended August 31, 2014, the valuation technique for an investment classified as other interests changed to a market approach. The investment was previously valued utilizing an income approach. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.

[3] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[4] Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
[5] Amount is stated in millions.

See Notes to Consolidated Financial Statements.

26	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Statement of Assets and Liabilities

August 31, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,151,994,066)	$1,152,829,046
Investments at value — affiliated (cost — $2,687,543)	2,687,543
Cash	386,963
Cash pledged for financial futures contracts	89,000
Interest receivable	11,905,097
Investments sold receivable	9,206,039
Unrealized appreciation on forward foreign currency exchange contracts	1,102,197
Foreign currency at value (cost — $224,947)	224,273
Unrealized appreciation on OTC derivatives	8,502
Variation margin receivable on financial futures contracts	2,875
Swaps receivable	1,875
Swap premiums paid	1,721
Dividends receivable	18
Deferred offering costs	116,832
Prepaid expenses	143,136
Other assets	241,451

Total assets	1,178,946,568

Liabilities
Bank borrowings payable	338,000,000
Investments purchased payable	12,744,961
Investment advisory fees payable	537,637
Income dividends payable	313,269
Interest expense payable	256,604
Officer’s and Directors’ fees payable	220,978
Unrealized depreciation on unfunded floating rate loan interests	23,712
Unrealized depreciation on forward foreign currency exchange contracts	11,882
Swap premiums received	2,674
Offering costs payable	146,293
Other accrued expenses payable	287,041

Total liabilities	352,545,051

Net Assets	$826,401,517

Net Assets Consist of
Paid-in capital[1]	$1,114,730,225
Distribution in excess of net investment income	(3,509,823)
Accumulated net realized loss	(286,870,622)
Net unrealized appreciation/depreciation	2,051,737

Net Assets	$826,401,517

Net asset value, offering and redemption price per share	$4.42

[1] Shares outstanding, 400 million shares authorized, par value $0.10 per share	186,913,216

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	27

Consolidated Statement of Operations

Six Months Ended August 31, 2014 (Unaudited)

Investment Income
Interest	$33,043,318
Dividends — affiliated	298
Foreign taxes withheld	(776)

Total income	33,042,840

Expenses
Investment advisory	3,115,721
Professional	154,140
Accounting services	72,289
Transfer agent	54,850
Officer and Directors	45,314
Custodian	44,114
Registration	37,772
Printing	30,907
Offering costs	30,111
Miscellaneous	64,705

Total expenses excluding interest expense and income tax	3,649,923
Interest expense	1,351,233
Income tax	15,769

Total expenses	5,016,925
Less fees waived by Manager	(795)
Less fees paid indirectly	(160)

Total expenses after fees waived	5,015,970

Net investment income	28,026,870

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,954,021)
Financial futures contracts	(142,454)
Foreign currency transactions	(313,396)
Options written	25,783
Swaps	(2,393,525)

(10,777,613)

Net change in unrealized appreciation/depreciation on:
Investments	5,084,822
Financial futures contracts	12,545
Foreign currency translations	1,659,921
Options written	(21,045)
Swaps	739,243
Unfunded floating rate loan interests	(23,591)

7,451,895

Net realized and unrealized loss	(3,325,718)

Net Increase in Net Assets Resulting from Operations	$24,701,152

See Notes to Consolidated Financial Statements.

28	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended August 31, 2014 (Unaudited)	Year Ended February 28, 2014

Operations
Net investment income	$28,026,870	$37,636,248
Net realized gain (loss)	(10,777,613)	724,987
Net change in unrealized appreciation/depreciation	7,451,895	13,302,708

Net increase in net assets resulting from operations	24,701,152	51,663,943

Dividends and Distributions to Shareholders From[1]
Net investment income	(28,036,984)	(41,261,648)
Return of capital	—	(1,052,576)

Decrease in net assets resulting from dividends and distributions to shareholders	(28,036,984)	(42,314,224)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	—	345,166,797
Reinvestment of dividends	—	267,828

Net increase in net assets derived from capital share transactions	—	345,434,625

Net Assets
Total increase (decrease) in net assets	(3,335,832)	354,784,344
Beginning of period	829,737,349	474,953,005

End of period	$826,401,517	$829,737,349

Distribution in excess of net investment income, end of period	$(3,509,823)	$(3,499,709)

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	29

Consolidated Statement of Cash Flows

Six Months Ended August 31, 2014 (Unaudited)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$24,701,152
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(155,297)
Decrease in swaps receivable	69,158
Decrease in cash pledged for centrally cleared swaps	10,000
Decrease in cash pledged as collateral for OTC derivatives	1,260,000
Increase in other assets	(43,216)
Increase in prepaid expenses	(54,707)
Decrease in variation margin receivable on financial futures contracts	8,063
Decrease in income tax refund receivable	111,451
Decrease in dividends receivable	17,436
Decrease in swap premiums paid	20,672
Increase in investment advisory fees payable	59,464
Increase in interest expense payable	25,640
Decrease in other accrued expenses payable	(117,029)
Decrease in swaps payable	(1,013)
Increase in Officer’s and Directors’ fees payable	23,550
Decrease in reorganization costs payable	(65,000)
Decrease in variation margin payable on centrally cleared swaps	(29)
Decrease in swap premiums received	(1,330,541)
Net realized loss on investments	9,076,582
Net unrealized gain on investments, options written, swaps, foreign currency translations and unfunded loan commitments	(7,467,087)
Amortization of premium and accretion of discount on investments	(234,651)
Proceeds from sales of long-term investments	394,785,212
Purchases of long-term investments	(418,078,993)
Net proceeds from sales of short-term securities	2,011,246
Premiums paid on closing options written	(13,217)

Cash provided by operating activities	4,618,846

Cash Used for Financing Activities
Proceeds from bank borrowings	198,000,000
Payments on bank borrowings	(175,000,000)
Payments for offering costs	(650)
Amortization of deferred offering costs	30,111
Cash dividends paid to shareholders	(27,948,099)

Cash used for financing activities	(4,918,638)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(5,891)

Cash and Foreign Currency
Net decrease in cash and foreign currency	(305,683)
Cash and foreign currency at beginning of year	916,919

Cash and foreign currency at end of year	$611,236

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,295,482

See Notes to Consolidated Financial Statements.

30	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Financial Highlights

	Six Months Ended August 31, 2014[1] (Unaudited)		Year Ended February 28,			Year Ended February 29, 2012[1]		Year Ended February 28,
			2014[1]		2013[1]			2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$4.44		$4.38		$4.13	$4.28		$3.89	$2.35

Net investment income[2]	0.15		0.30		0.33	0.33		0.33	0.39
Net realized and unrealized gain (loss)	(0.02)		0.10		0.25	(0.16)		0.40	1.55

Net increase from investment operations	0.13		0.40		0.58	0.17		0.73	1.94

Dividends and distributions from:
Net investment income	(0.15)[3]		(0.33)[4]		(0.33)[4]	(0.32)[4]		(0.33)[4]	(0.39)[4]
Return of capital	—		(0.01)		—	—		(0.01)	(0.01)

Total dividends and distributions	(0.15)		(0.34)		(0.33)	(0.32)		(0.34)	(0.40)

Net asset value, end of period	$4.42		$4.44		$4.38	$4.13		$4.28	$3.89

Market price, end of period	$4.01		$4.08		$4.46	$4.13		$4.05	$3.91

Total Return[5]
Based on net asset value	3.28%	[6]	9.91%		14.78%	4.53%		19.92%	87.82%

Based on market price	1.97%	[6]	(0.81)%		16.87%	10.47%		12.90%	114.32%

Ratios to Average Net Assets
Total expenses	1.20%	[7]	1.38%	[8]	1.41%	1.44%	[9]	1.27%	1.23%

Total expenses after fees waived and paid indirectly	1.20%	[7]	1.38%	[8]	1.41%	1.44%	[9]	1.27%	1.23%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.88%	[7]	1.00%	[8]	1.04% [10]	1.06%	[10]	1.02%	1.02%

Net investment income	6.71%	[7]	6.80%		7.89%	7.99%	[9]	8.22%	12.16%

Supplemental Data
Net assets, end of period (000)	$826,402		$829,737		$474,953	$445,824		$461,247	$419,222

Borrowings outstanding, end of period (000)	$338,000		$315,000		$190,000	$145,000		$117,000	$67,000

Average borrowings outstanding, during the period (000)	$295,630		$220,600		$177,975	$142,596		$89,362	$58,574

Portfolio turnover rate	34%		54%		72%	59%		81%	86%

Asset coverage, end of period ($1000)	$3,445		$3,634		$3,500	$4,075		$4,942	$7,257

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	A portion of the dividends from net investment income may be determined a tax return of capital or net realized gain at fiscal year end.

[4]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.

[9]	Restated to include income taxes for the consolidated entity.

[10]

For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax were 0.98% and 0.95%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	31

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the NAV of its Common Shares on a daily basis.

Reorganizations: The Board of Directors of the Fund (the “Board”) and shareholders of the Fund and the Board and shareholders of each of BlackRock Senior High Income Fund, Inc. (“ARK”) and BlackRock Strategic Bond Trust (“BHD”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into the Fund pursuant to which the Fund acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly — issued shares of the Fund.

Each shareholder of a Target Fund received shares of the Fund in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on December 6, 2013, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Funds	Shares Prior to Reorganization	Conversion Ratio	Shares of the Fund
ARK	56,886,649	0.97437180	55,428,663
BHD	7,065,615	3.26403638	23,062,414

Each Target Fund’s net assets and composition of net assets on December 6, 2013, the valuation date of the reorganization, were as follows:

	Target Funds
	ARK	BHD
Net assets	$243,749,527	$101,417,270
Paid-in capital	$344,418,617	$97,940,284
Distributions in excess of net investment income	$(670,506)	$(195,247)
Accumulated net realized loss	$(100,906,593)	$(9,623)
Net unrealized appreciation/depreciation	$908,009	$3,681,856

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $476,789,832. The aggregate net assets of the Fund immediately after the acquisition amounted to $821,956,629. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments
ARK	$346,992,065	$346,088,163
BHD	$115,609,153	$111,772,185

The purpose of these transactions was to combine three funds managed by BlackRock Advisors, LLC (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on December 9, 2013.

Assuming the acquisition had been completed on March 1, 2013, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended February 28, 2014, are as follows:

•	Net investment income: $55,661,983

•	Net realized and change in unrealized gain/loss on investments: $12,922,509

•	Net increase/decrease in net assets resulting from operations: $68,584,492

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Consolidated Statement of Operations since December 9, 2013.

32	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

Reorganization costs incurred in connection with the reorganizations were expensed by the Fund.

Basis of Consolidation: The accompanying consolidated financial statements include the account of the DSU Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold investments in J.G. Wentworth LLC Preferred Equity Interests and Stanley Martin, Class B Membership Units, each an operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations. A tax provision for realized and unrealized gains, if any, is included as reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary at August 31, 2014 were $4,062,951 or 0.5% of the Funds consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	33

Notes to Consolidated Financial Statements (continued)

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach, generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”).

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written or swaps), or certain borrowings (e.g., bank borrowings payable) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

34	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net investment income, net realized and unrealized gains on investments and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors.

This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	35

Notes to Consolidated Financial Statements (continued)

backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

36	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations. As of August 31, 2014, the Fund had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Depreciation
Allied Security Holdings LLC, 1st Lien Delayed Draw Term Loan	$958,174	$950,393	$(9,368)
Allied Security Holdings LLC, 2nd Lien Delayed Draw Term Loan	$226,003	$224,026	$(2,391)
Polymer Group, Inc., Delayed Draw Term Loan	$150,994	$150,617	$(377)
Ziggo BV, Term Loan B2A	$41,291	$40,479	$(541)
Ziggo BV, Term Loan B3	$845,092	$828,477	$(11,035)

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	37

Notes to Consolidated Financial Statements (continued)

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments including equity risk and/or interest rate risk, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Transactions in options written for the six months ended August 31, 2014, were as follow:

Puts
	Notional (000)[1]	Premium Received
Outstanding options, beginning of period	$2,000	$39,000
Options written	—	—
Options exercised	—	—
Options expired	—	—
Options closed	$(2,000)	$(39,000)

Outstanding options, end of period	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

38	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. [Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	39

Notes to Consolidated Financial Statements (continued)

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments Six Months Ended August 31, 2014
		Value
	Consolidated Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	—	$(7,585)
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,102,197	(11,882)
Credit contracts	Unrealized appreciation on OTC swaps; Swap premiums paid/received	10,223	(2,674)

Total		$1,112,420	$(22,141)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centerally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Six Months Ended August 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(142,454)	$12,545
Swaps	(18,729)	2,423
Options[2]	(71,342)	63,545
Foreign currency exchange contracts:
Foreign currency transactions/translations	(116,414)	1,688,702
Credit contracts:
Swaps	(2,374,796)	736,820

Total	$(2,723,735)	$2,504,035

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended August 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial future contracts:
Average number of contracts sold	47
Average notional value of contracts sold	$5,905,344
Forward foreign currency exchange contracts:
Average number of contracts — USD purchased	7
Average number of contracts — USD sold	4
Average U.S. dollar amounts purchased	$42,642,657
Average U.S. dollar amounts sold	$2,872,245
Options:
Average number of option contracts purchased	6
Average notional amount of option contracts purchased	$565,716
Average number of swaption contracts purchased	1
Average number of swaption contracts written	1	[3]
Average notional value of swaption contracts purchased	$500,000
Average notional value of swaption contracts written	$2,000,000	[3]
Credit default swaps:
Average number of contracts — buy protection	1
Average number of contracts — sell protection	20
Average notional value — buy protection	$250,000
Average notional value — sell protection	3,735,489

[3]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

40	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent a Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.

As of August 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$2,875	—
Forward foreign currency exchange contracts	1,102,197	$11,882
Swaps — OTC[1]	10,223	2,674

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,115,295	$14,556

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,875)	—

Total derivative assets and liabilities subject to an MNA	$1,112,420	$14,556

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	41

Notes to Consolidated Financial Statements (continued)

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of August 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$321,567	—	—	—	$321,567
Barclays Bank PLC	6,250	—	—	—	6,250
Citibank N.A.	757,877	$(4,267)	—	—	753,610
Deutsche Bank AG	5,934	(2,765)	—	—	3,169
Royal Bank of Scotland PLC	735	—	—	—	735
UBS AG	20,057	(2,674)	—	—	17,383

Total	$1,112,420	$(9,706)	—	—	$1,102,714

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged[3]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Citibank N.A.	$4,267	$(4,267)	—	—	—
Deutsche Bank AG	2,765	(2,765)	—	—	—
Goldman Sachs Bank USA	4,850	—	$(4,850)	—	—
UBS AG	2,674	(2,674)	—	—	—

Total	$14,556	$(9,706)	$(4,850)	—	—

[1]	The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.55% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Consolidated Statements of Operations.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

The Manager had entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement with BFM expired.

Certain officers and/or Directors of the Funds are officers and/or Directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and Directors in the Statements of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended August 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $23,293 and $608,548, respectively.

42	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Notes to Consolidated Financial Statements (continued)

6. Purchases and Sales:

Purchases and sales of investments including, paydowns, and excluding short-term securities, for the six months ended August 31, 2014, were $390,592,472 and $386,778,754, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended February 28, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of February 28, 2014, the Fund had capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,
2015	$3,578,574
2016	17,361,478
2017	64,528,254
2018	155,847,890
2019	16,301,990
No expiration date[1]	11,127,893

Total	$268,746,079

[1]	Must be utilized prior to losses subject to expiration.

As of August 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,159,274,679

Gross unrealized appreciation	$39,472,856
Gross unrealized depreciation	(43,230,946)

Net unrealized depreciation	$(3,758,090)

8. Borrowings:

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of August 31, 2014, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment amount of $405,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Fund pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Fund meets certain conditions. The fees associated with each of the agreements are included in the Consolidated Statement of Operations as borrowing costs. Advances to the Fund as of August 31, 2014 are shown in the Consolidated Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended August 31, 2014, the daily weighted average interest rates for the Fund with loans under the revolving credit agreements was 0.91%.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	43

Notes to Consolidated Financial Statements (concluded)

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. See the Consolidated Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. In connection with the reorganizations, the Fund increased its authorized shares from 200 million shares to 400 million shares.

During the current reporting period, the Fund filed an initial registration statement with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue additional Common Shares through an equity shelf program (a “Shelf Offering”), which was declared effective on October 10, 2014. Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). Please see Additional Information—Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by the Fund in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Six Months Ended August 31, 2014	—
Year Ended February 28, 2014	60,013

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.025 per share on September 30, 2014 to Common Shareholders of record on September 15, 2014.

Additionally, the Fund declared a net investment income dividend of $0.024 on October 1, 2014 payable to Common Shareholders of record on October 15, 2014.

44	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (the “Fund”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and the Fund would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Fund, or in the portfolio management team that serves the Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Fund; services provided to the Fund by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	45

Disclosure of Investment Advisory Agreement (continued)

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

46	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Disclosure of Investment Advisory Agreement (continued)

exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	47

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in first quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi,1 Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

[1]	Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company Boston, MA 02110	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	49

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect director nominees for BlackRock Debt Strategies Fund, Inc. There were no broker non-votes with regard to the Fund.

		Votes For	Votes Withheld	Abstain
Approved the Directors as follows:	Paul L. Audet	154,945,503	3,063,691	0
	Michael J. Castellano	154,728,643	3,280,551	0
	Richard E. Cavanagh	154,872,656	3,136,538	0
	Frank J. Fabozzi	154,800,269	3,208,925	0
	Kathleen F. Feldstein	154,460,637	3,548,556	0
	James T. Flynn	154,561,823	3,447,371	0
	Henry Gabbay	154,887,995	3,121,198	0
	Jerrold B. Harris	154,406,487	3,602,707	0
	R. Glenn Hubbard	154,505,068	3,504,125	0
	W. Carl Kester	154,764,003	3,245,190	0
	Karen P. Robards	154,835,141	3,174,052	0

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of dividend distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Consolidated Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

On September 5, 2014, the Board adopted the following fundamental policy: As a fundamental policy, to the extent the Fund invests in corporate loans, the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies.

During the period, except as described above, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charters or by-laws that would delay or prevent a change of control of the Fund that were not approved by shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the

50	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Additional Information (continued)

Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	51

Additional Information (continued)

Shelf Offering Program

From time-to-time, the Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. On June 11, 2014, the Fund filed a registration statement with the SEC to issue additional Fund Common Shares through a Shelf Offering, which was declared effective on October 10, 2014. The Fund may not sell any Fund Common Shares in a Shelf Offering until the registration statement filed with the SEC is effective. This report and the preliminary prospectus are not offers to sell Fund Common Shares and are not solicitations of an offer to buy Fund Common Shares in any jurisdiction where the offers or sales are not permitted. The preliminary prospectus contains more complete information about the Fund’s Shelf Offering and should be read carefully before investing. The information in the preliminary prospectus for the Fund is not complete and may be amended or changed. A copy of the final prospectus for the Fund can be obtained from BlackRock at http:// www.blackrock.com, when available.

52	BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following:

(i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

(ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK DEBT STRATEGIES FUND, INC.	AUGUST 31, 2014	53

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-8/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: November 3, 2014

4